UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2017

EPR Properties
(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(Address of principal executive office)(Zip Code)

(816) 472-1700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 20, 2017, the Board of Trustees (the "Board") of EPR Properties (the "Company") adopted an amendment to Article XIV of the Company's Amended and Restated Bylaws (the "Bylaws"), effective immediately upon adoption, to provide shareholders, in addition to the Board, with the power to alter, amend or repeal any provision of the Bylaws and to make new bylaw provisions.
The foregoing description of the amendment to the Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, reference to the amendment to the Bylaws, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference. A copy of the Bylaws, as amended through March 20, 2017, is attached hereto as Exhibit 3.2, and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amendment to Amended and Restated Bylaws of EPR Properties, effective March 20, 2017.
3.2	Amended and Restated Bylaws of EPR Properties (inclusive of all amendments through March 20, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Mark A. Peterson
Executive Vice President, Treasurer and Chief Financial Officer

Date: March 21, 2017

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amendment to Amended and Restated Bylaws of EPR Properties, effective March 20, 2017.
3.2	Amended and Restated Bylaws of EPR Properties (inclusive of all amendments through March 20, 2017).